                                                                    EXHIBIT 10.2

                            STOCKHOLDERS' AGREEMENT


         This Stockholders' Agreement (this "Agreement") is made and entered into as of this 5th day of April 1996, by and among North American Technologies Group, Inc., a Delaware corporation (the "Company"), Tim B. Tarrillion, Judith Knight Shields, David M. Daniels and Donovan W. Boyd (each, a "Management Stockholder", and collectively, the "Management Stockholders"), and certain other stockholders of the Company listed on the signature pages hereto (each, an "Investor", and collectively, the "Investors" and, together with the Management Stockholders, the "Stockholders"). Additional persons may be added to this Agreement as "Stockholders" if they so consent, which consent shall be evidenced by execution of a signature page hereto.

                                R E C I T A L S:

         A. Each of the Stockholders is now or may hereafter be the owner of shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"), Series F Preferred Stock, $.001 par value per share (the "Preferred Stock"), and/or Warrants (as defined herein).

         B. The Investors and the Company are parties to that certain Stock and Warrant Purchase Agreement, dated as of the date hereof (the "Purchase Agreement").

         C. The obligations of the Company and the Investors under the Purchase Agreement are conditioned, among other things, upon the execution and delivery of this Agreement by the Company, the Management Stockholders and the Investors.

         D. The Company, the Management Stockholders and the Investors desire to be granted the rights created herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereto agree as follows:

         1.      DEFINITIONS.

                 (a) All capitalized terms used and not otherwise defined herein shall have the meanings given them in the Purchase Agreement.

                 (b) A "Permitted Transferee" shall mean a Stockholder's or any Permitted Transferee's, as the case may be, Affiliate (as defined herein), spouse, siblings, ancestors and descendants (whether natural or adopted), any spouses of such siblings, ancestors or descendants, or any trust for the benefit of such person or persons, provided that such Permitted Transferee agrees to be bound by the terms of this Agreement.

                 (c) An "Affiliate" shall mean, with respect to any corporation, limited liability company, partnership, limited partnership, joint venture, joint stock company, firm, company, syndicate, trust, estate, association, governmental authority, business, organization or any other incorporated or unincorporated entity (each a "Person"), any other Person that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person.

                 (d) A "Remaining Pro Rata Share" shall mean the ratio that (i) the sum of the number of shares of Common Stock then held by each Eligible Offeree (as defined below) and the number of shares of Common Stock issuable upon exercise of any options and warrants (including, without limitation, the Warrants) and upon conversion of shares of Preferred Stock then held by such Eligible Offeree bears to (ii) the sum of the total number of shares of Common Stock then held by all Eligible Offerees and the number of shares of Common Stock issuable upon exercise of any options and warrants (including, without limitation, the Warrants) and upon conversion of all shares of then outstanding Preferred Stock held by all Eligible Offerees.

                 (e)      A "Co-Sale Pro Rata Share" shall mean the ratio that
(i) the sum of the number of shares of Common Stock then held by the Eligible Seller (as defined below) and the number of shares of Common Stock issuable upon exercise of any options and warrants (including, without limitation, the Warrants) and upon conversion of shares of Preferred Stock then held by such Eligible Seller bears to (ii) the sum of the total number of shares of Common Stock then held by all Eligible Sellers and the number of shares of Common Stock issuable upon exercise of any options and warrants (including, without limitation, the Warrants) and upon conversion of all shares of then outstanding Preferred Stock held by all Eligible Sellers plus the number of shares of Common Stock then held by the Stockholder or Permitted Transferee proposing to sell his or its shares of Common Stock or Preferred Stock or Warrants.

                 (f) "Warrants" shall mean the Warrants exercisable for shares of the Company's Common Stock, issued or issuable pursuant to the Purchase Agreement.

                 (g) A "Public Market Transaction" shall mean a sale, transfer or assignment that complies with the "manner of sale" provisions set out in Rule 144(f), as amended from time to time, promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended from time to time.

         2.      RIGHT OF FIRST REFUSAL.

                 (a) Subject to the provisions of SECTION 5, in the event that (i) a Management Stockholder (or his Permitted Transferee) or (ii) an Investor (or his Permitted Transferee) owning in the aggregate one percent (1%) or more of the Common Stock of the Company, including shares of Common Stock issuable upon conversion of shares of Preferred Stock or upon exercise of any Warrants (on a fully diluted basis and as adjusted to reflect any stock split, stock dividend, recapitalization and the like), proposes to transfer any of his or its shares of Common Stock or Preferred Stock or Warrants (or shares of Common Stock issuable upon exercise of any Warrants), such Management Stockholder, Investor or Permitted Transferee shall give the Company written notice of the price, terms and conditions of the proposed sale. The Company shall have fifteen (15) days from the date of receipt of any such notice to agree to purchase up to all of such securities, for the price and upon the terms and conditions specified in the notice, by delivering written notice to such Management Stockholder, Investor or Permitted Transferee stating therein the quantity of securities to be purchased up to all of such securities.

                 (b) In the event that the Company determines not to purchase all of such securities that such Management Stockholder, Investor or Permitted Transferee proposes to transfer within the fifteen (15) day period specified in SECTION 2(A) hereof, such Management Stockholder, Investor or Permitted Transferee shall then give the remaining Investors and/or the remaining Investors' Permitted Transferees or Permitted Assigns (as defined in
SECTION 10) (collectively, the "Eligible Offerees") written notice of the price, terms and conditions of the proposed sale (which shall be the same price, terms and conditions specified in the notice to the Company pursuant to
SECTION 2(A) above). Each Eligible Offeree shall have fifteen (15) days from the date of receipt of any such notice to agree to purchase up to his or its Remaining Pro Rata Share of such securities, for the price and upon the terms and conditions specified in the notice, by giving written notice to such Management Stockholder, Investor or Permitted Transferee stating therein the quantity of securities to be purchased up to his or its Remaining Pro Rata Share. If any Eligible Offeree fails to agree to purchase his or its full Remaining Pro Rata Share within such fifteen (15) day period, the Management Stockholder, Investor or Permitted Transferee selling such securities will then give the Eligible Offerees who did so agree (the "Electing Offerees") notice of the number and amount of such securities which were not subscribed for. Such notice may be by telephone if followed by written confirmation within two (2) days. The Electing Offerees shall have five (5) days from the date of such second notice to agree to purchase his or its Remaining Pro Rata Share (or such greater amount as such Electing Offerees agree upon) of all or any part of the securities not purchased by such other Eligible Offerees. For purposes of the second election under this SECTION 2(B), securities held by Eligible Offerees other than Electing Offerees shall be excluded from SECTION 1(D)(II) for the definition of a "Remaining Pro Rata Share."

                 (c)      Notwithstanding anything to the contrary in this
SECTION 2, the Company and the Eligible Offerees may not exercise the rights set forth in this SECTION 2 unless they, individually or in the aggregate, purchase all and not less than all, of the securities proposed to be transferred pursuant to the notice to the Company pursuant to SECTION 2(A) above.

                 (d) Subject to the provisions of SECTION 3, in the event the Company and the Eligible Offerees fail to purchase all of the securities proposed to be transferred within the said fifteen (15) day period in the case of the Company, plus the fifteen (15) day period and the five (5) day period specified above in the case of the Eligible Offerees and Electing Offerees, respectively, such Management Stockholder, Investor or Permitted Transferee shall have ninety (90) days thereafter to sell the securities proposed to be transferred at the price and upon the terms and conditions no more favorable to the purchasers of such securities than specified in the notice to the Company pursuant to SECTION 2(A) above. In the event such Management Stockholder,

Investor or Permitted Transferee has not sold the securities within said ninety (90) day period, such Management Stockholder, Investor or Permitted Transferee shall not thereafter sell any of his or its securities without first offering such securities in the manner provided above.

         3. RIGHT OF PARTICIPATION. Subject to the provisions of SECTION 5 and, notwithstanding the foregoing SECTION 2(D), during the term of this Agreement, no Management Stockholder or Permitted Transferee of a Management Stockholder (whether the first or a subsequent Permitted Transferee) and no Investor or Permitted Transferee of an Investor (whether the first or a subsequent Permitted Transferee) may sell, assign or transfer any of their shares of Common Stock or Preferred Stock or any Warrants (or shares of Common Stock issuable upon exercise of any Warrants) until the Investors and the Investors' Permitted Transferees and Permitted Assigns (the "Eligible Sellers") shall have been given the opportunity, exercisable within twenty (20) days from the date of notice to the Eligible Sellers by such Management Stockholder, Investor or such Permitted Transferee, to sell to the proposed transferee or transferees, upon the same terms and conditions offered to the Management Stockholder, Investor or such Permitted Transferee, its Co-Sale Pro Rata Share of the securities proposed to be sold. If an Eligible Seller fails to notify the Management Stockholder, Investor or such Permitted Transferee within[twenty
(20) days after the notice given pursuant hereto, it shall be deemed to have waived its right under this SECTION 3. Any sale or transfer made pursuant to this SECTION 3 shall be consummated within ninety (90) days of the date of the notice given pursuant to SECTION 2(B) above and shall be conditioned upon the agreement of the proposed transferee or transferees that such proposed transferee or transferees will purchase each Eligible Seller's Co-Sale Pro Rata Share of the securities proposed to be sold. The provisions of this SECTION 3 shall not be applicable to any Public Market Transaction.

         4.      VOTING AGREEMENT.

                 (a) INVESTOR NOMINEES. For so long as the Investors and the Investors' Permitted Transferees or Permitted Assigns own any shares of Preferred Stock, the Company agrees to nominate to, and the Management Stockholders and their Permitted Transferees agree to use their best efforts to cause to be elected to, the Company's Board of Directors, such designees as are provided for in Section 4.11 of the Purchase Agreement.

                 (b) VOTING. In causing nominees to be elected to the Company's Board of Directors in accordance with this SECTION 4, the Investors, the Management Stockholders and their Permitted Transferees, shall vote all of their shares of Common Stock, Preferred Stock, Conversion Shares and/or Warrant Shares, if any, then owned beneficially (to the maximum extent that such person has the right to vote or direct the vote of such shares) by such person in favor of electing the nominees designated pursuant to SECTION 4(A) to the Company's Board of Directors.

                 (c) BOARD OF DIRECTORS. Each Management Stockholder and each Permitted Transferee of a Management Stockholder hereby covenants and agrees that, except as consistent with the terms of SECTION 4(A), he or it shall take no action to decrease the number of members on the Board of Directors to less than nine (9).

         5.      EXCEPTIONS; PROHIBITIONS.

                 (a) Each Stockholder may transfer any shares of Common Stock, Preferred Stock or the Warrants (or shares of Common Stock issuable upon exercise of any Warrants) to a Permitted Transferee provided that such Permitted Transferee agrees to be bound by this Agreement, with respect to such transferred shares of Common Stock, Preferred Stock or the Warrants (or shares of Common Stock issuable upon exercise of any Warrants). Such transfers shall not be subject to the provisions of SECTION 2 or SECTION 3.

                 (b) Except as otherwise provided in SECTION 5(C) below, and notwithstanding anything in this Agreement to the contrary, the provisions of this Agreement shall not apply to the sale, transfer or assignment of shares of Common Stock by a Management Stockholder (and a Management Stockholder may sell, transfer or assign shares of Common Stock without complying with any of the terms of this Agreement), so long as both of the following conditions are met:

                          (i) the number of shares of Common Stock included in such sale, transfer or assignment, when aggregated with all other sales, transfers and assignments made pursuant to this
                 SECTION 5(B) during the same calendar year by such Management Stockholder, does not exceed the greater of (x) 15% of the number of shares of Common Stock (determined on a fully diluted basis, including all shares of Common Stock into which any warrant, option or convertible security may be exercised, exchanged or converted, as applicable) owned by such Management Stockholder on the first day of such year or (y) 30,000 shares of Common Stock; and

                          (ii)    such sale, transfer or assignment is either
                 (x) a sale, transfer or assignment to one or more of such Management Stockholders' spouse, siblings, ancestors or descendants (whether natural or adopted), any spouse of such siblings, ancestors or descendants, or any trust for the benefit of one or more of such persons, or to any charitable or tax-exempt organization, foundation or educational institution or (y) a Public Market Transaction.

Notwithstanding anything in this Agreement to the contrary, any shares of Common Stock so sold, transferred or assigned as described above shall not be subject to the restrictions, nor shall they be entitled to the rights, set out in this Agreement, and the party or parties to whom such shares are sold, transferred or assigned shall not be subject to the provisions, nor shall they be entitled to the rights, set out in this Agreement with respect to such shares.

                 (c) In addition to (and not by way of limitation of) the other provisions of this Agreement, without the prior written consent of the holders of a majority in interest of the total number of shares of Common Stock, Preferred Stock and Warrants (counted on an as-converted into Common Stock basis) then held by the Investors and the Investors' Permitted Assigns, no Management Stockholder may sell, transfer or assign in the aggregate (together with all other sales, transfers or assignments during the term of this Agreement by such Management

Stockholder) during the term of this Agreement a number of shares of Common Stock that exceeds 50% of the number of shares of Common Stock (determined on a fully diluted basis, including all shares of Common Stock into which any warrant, option or convertible security may be exercised, exchanged or converted, as applicable) owned of record or beneficially on the date of this Agreement by such Management Stockholder. The provisions of this SECTION 5(C) do not apply to any sale, transfer or assignment made pursuant to SECTION 5(A), 5(E) or 5(F) hereof.

                 (d) Notwithstanding anything in this Agreement to the contrary, the provisions of this Agreement shall not apply to any shares of Common Stock or options, warrants or rights to acquire shares of Common Stock sold, transferred or assigned by a Management Stockholder prior to the date of this Agreement, regardless of whether or not such shares are held by a Permitted Transferee of such Management Stockholder; and any Permitted Transferee of such Management Stockholder shall not be bound by the provisions of this Agreement with respect to any such shares, options, warrants or rights that were so sold, transferred or assigned to such Permitted Transferee prior to the date of this Agreement.

                 (e) Notwithstanding any other provision of this Agreement to the contrary, the provisions of this Agreement shall not apply to any shares of Common Stock acquired by a Management Stockholder after the date hereof in a Public Market Transaction; and such shares so acquired shall not be counted in the number of shares held by such Management Stockholder for the purposes of this Agreement, and such Management Stockholder shall not be subject to the provisions or entitled to the rights set out in this Agreement with respect to such shares.

                 (f) Notwithstanding anything in this Agreement to the contrary, the provisions of this Agreement shall not apply to the sale, transfer or assignment to the Company of any right to acquire shares of Common Stock by a Management Stockholder in connection with a so-called "cashless" exercise of an employee-related option agreement.

         6. PROHIBITED STOCK SALES. Notwithstanding anything else to the contrary in this Agreement, no Management Stockholder, Investor or Permitted Transferee shall transfer any shares of Common Stock, Preferred Stock or the Warrants (or shares of Common Stock issuable upon exercise of any Warrants) to any person or entity reasonably determined by a majority of the Board of Directors to be a competitor of the Company. The provisions of this SECTION 6 shall not apply to any sale, transfer or assignment that constitutes a Public Market Transaction.

         7. CHANGES IN STOCK. If, from time to time during the term of this Agreement:

                 (a) there is a dividend of any security, stock split or other change in the character or amount of any of the outstanding securities of the Company, or

                 (b) there is any consolidation or merger immediately following which stockholders of the Company hold more than 50% of the voting equity securities of the surviving corporation, then, in such event, any and all new, substituted or additional securities or other property (other than cash) to which any Management Stockholder, the Investors or any holder of Preferred Stock, Conversion Shares or Warrant Shares is entitled by reason of his ownership of the Preferred Shares, Conversion Shares or Warrant Shares shall be immediately subject to the provisions of this Agreement and be included for all purposes of this Agreement with the same force and effect as the shares of Common Stock, Preferred Stock or the Warrants presently subject to this Agreement and with respect to which such securities or property were distributed.

         8. LEGENDS. All certificates of the Management Stockholders (other than certificates representing shares of Common Stock currently held in broker accounts, all of which shall nonetheless remain subject to the other provisions of this Agreement, and such Management Stockholder owning the same shall indemnify the Company and the other parties to this Agreement for any loss, cost or damage suffered as a result of the failure of any such certificate to have a legend placed on it as described in this SECTION 8) and the Investors representing any shares of Common Stock or Preferred Stock or the Warrants (and any of the same transferred on or after the date hereof by any such party to a Permitted Transferee) subject to the provisions of this Agreement shall have endorsed thereon a legend to substantially the following effect:

                 "THE RIGHT TO SELL, TRANSFER OR OTHERWISE DISPOSE OF OR PLEDGE THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS, WHICH INCLUDE CO-SALE AND RIGHT OF FIRST REFUSAL RESTRICTIONS ON THE SALE OF THE SECURITIES AND A VOTING AGREEMENT, SET FORTH IN A STOCKHOLDERS' AGREEMENT. A COPY OF SUCH AGREEMENT IS ON FILE AT THE CORPORATION'S PRINCIPAL PLACE OF BUSINESS AND ITS REGISTERED OFFICE."

         9. TRANSFER OF STOCK. The Company shall not: (a) permit any transfer on its books of any shares of Common Stock or Preferred Stock or the Warrants which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) treat as an owner of such shares of Common Stock or Preferred Stock or the Warrants or accord the right to vote as an owner or to pay dividends to any transferee to whom such shares of Common Stock or Preferred Stock or the Warrants shall have been sold or transferred in violation of any of the provisions set forth in this Agreement.

         10.     TRANSFER OF RIGHTS.  The rights set forth in SECTION 2,
SECTION 3 and SECTION 4 are assignable or transferable by the Investors to any party (upon the transfer of any shares of Preferred Stock, Conversion Shares, Warrants and/or Warrant Shares by Investors to such party, an "Investor's Permitted Assign") in connection with the sale of such securities to such party, so long as such Investor's Permitted Assign agrees, in a written instrument to be bound by the terms and provisions of this Agreement as if such party were an Investor.

         11. TERMINATION. Except as otherwise provided herein, this Agreement shall terminate upon the earliest to occur of:

                 (a) an agreement in writing by the Company, the Management Stockholders (and/or their Permitted Transferees, as the case may be), and the holders of a majority in interest of the Common Stock, Preferred Stock and Warrants (counted on an as-converted into Common Stock basis) then held by the Investors and the Investors' Permitted Transferees; or

                 (b) the consolidation, merger (but only with respect to a consolidation or merger pursuant to which stockholders of the Company (determined prior to such consolidation or merger) hold less than 50% of the voting equity of the surviving corporation) or sale of all or substantially all of the assets of the Company; or

                 (c) on the anniversary date of this Agreement in the year 2004; or

                 (d) in addition (and not by way of limitation of the foregoing), all rights and obligations of any Management Stockholder and his or her Permitted Transferees under this Agreement shall immediately terminate and be of no further force or effect upon the termination of such Management Stockholder's employment in all capacities with the Company and its wholly-owned subsidiaries, regardless of the cause of such termination.

         12. AMENDMENT. Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company, the Management Stockholders and their Permitted Transferees holding a majority in interest of the shares of Common Stock then held by such Management Stockholders or their Permitted Transferees on any applicable date and the holders of a majority in interest of the total number of shares of Common Stock, Preferred Stock and Warrants (counted on an as-converted into Common Stock basis) then held by the Investors and the Investors' Permitted Transferees. Any amendment or waiver effected in accordance with this SECTION 12 shall be binding upon the Investors, each Management Stockholder, each Permitted Transferee and the Company.

         13. GOVERNING LAW. This Agreement and the legal relations between the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of Texas with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Agreement.

         14. ENTIRE AGREEMENT. This Agreement, and the Purchase Agreement, including all exhibits, schedules and attachments thereto, constitute the full and entire understanding and agreement between the parties regarding the matters set forth herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

         15. NOTICES, ETC. Except as otherwise specifically provided herein, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three
(3) days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to an Investor, at such Investor's address as set forth on EXHIBIT A attached to the Purchase Agreement, or at such other address as such Investor shall have furnished to the Company in writing in accordance with this SECTION 15, (b) if to a Management Stockholder, at such address as such Management Stockholder shall have last furnished the Company in writing, or (c) if to the Company, at its principal office.

         16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         17. SPECIFIC PERFORMANCE. The Company, the Management Stockholders and the Investors agree that the rights created by this Agreement are unique, and that the loss of any such right is not susceptible to monetary quantification. Consequently, the parties agree that an action for specific performance (including for temporary and/or permanent injunctive relief) of the obligations created by this Agreement is a proper remedy for the breach of the provisions of this Agreement, without the necessity of proving actual damages. If the parties hereto are forced to institute legal proceedings to enforce their rights in accordance with the provisions of this Agreement, the prevailing party shall be entitled to recover its reasonable expenses, including attorneys' fees, in connection with any such action.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        "COMPANY"

                                        NORTH AMERICAN TECHNOLOGIES
                                        GROUP, INC.

                                        a Delaware corporation


                                        By:     /s/ TIM B. TARRILLION
                                           -----------------------------------
                                        Name:   Tim B. Tarrillion,
                                             ---------------------------------
                                        Title:  President
                                              --------------------------------



"MANAGEMENT STOCKHOLDERS"


/s/ TIM B. TARRILLION
- ---------------------------------
Name:  Tim B. Tarrillion


/s/ JUDITH KNIGHT SHIELDS
- ---------------------------------
Name:  Judith Knight Shields


/s/ DAVID M. DANIELS
- ---------------------------------
Name:  David M. Daniels


/s/ DONOVAN W. BOYD
- ---------------------------------
Name:  Donovan W. Boyd

"INVESTORS"

NATIONSBANC CAPITAL CORPORATION,
a Texas corporation


By: /s/ DOUGLAS C. WILLIAMSON
   ---------------------------------------
Name: Douglas C. Williamson
Title: Senior Vice President

R. CHANEY & PARTNERS - 1993 L.P.

     By: R. Chaney & Co., Inc.


     By: /s/ ROBERT H. CHANEY
        ----------------------------------
         Robert H. Chaney, President & CEO


THE CCG CHARITABLE REMAINDER UNITRUST #1

     By:     CCG Venture Partners, LLC


     By: /s/ MARK E. LEYERLE
        ----------------------------------
         Mark E. Leyerle, Manager


HARRISON INTERESTS, LTD.


By: /s/ ED KNIGHT
   ---------------------------------------
    Ed Knight, Attorney-in-Fact




/s/ ROBERT L. ZINN
- ------------------------------------------
Robert L. Zinn


/s/ ROBERT L. ZINN
- ------------------------------------------
Robert L. Zinn, as Attorney and
Agent-in-Fact for Natalie Haar

ESTATE OF WILLIAM G. HELIS, A
LOUISIANA PARTNERSHIP


By:/s/ DAVID A. KERSTEIN
   ----------------------------------------------
         David A. Kerstein, General Agent


PECAUT CAPITAL INVESTORS, L.P.


By:/s/ DANIEL PECAUT
   ----------------------------------------------
         Daniel Pecaut, General Partner


PECAUT PARTNERS, A LIMITED PARTNERSHIP


By:/s/ DANIEL PECAUT
   ----------------------------------------------
         Daniel Pecaut, General Partner

THE ROSER PARTNERSHIP II, LTD.

By:    Christopher W. Roser,
       member of the General Partner,
       Roser Ventures, LLC

  /s/ Christopher W. Roser
- ---------------------------------------
Christopher W. Roser


KATHERINE S. EVANS

By:      /s/ Christopher W. Roser
       --------------------------------
       Christopher W. Roser
       Attorney-in-Fact

THE PARADE FUND

By: /s/ E. J. CRAWFORD, III
    -----------------------------------
Name: E. J. Crawford, III
      ---------------------------------
Title: Managing Partner
       --------------------------------

/s/ ROBERT D. GREENLEE
- -----------------------------------
Robert D. Greenlee

HEPTAGON INVESTMENTS LTD
a British Virgin Island Company


By: /s/ IAN BARNETT
   ---------------------------------
Name:   Ian Barnett
     -------------------------------
Title:  Managing Director